EXHIBIT 10.57


                                 LEASE AGREEMENT

                            The Commons, Building "D"
                                 El Paso, Texas

                               FARAH U.S.A., INC.

         THIS LEASE AGREEMENT ("Lease") is entered as of the 4th day of October, 1996 between Orso Partners, Ltd. A Texas Limited Partnership ("Landlord") and Farah U.S.A., Inc., a Texas corporation ("Tenant").


     ARTICLE 1. PREMISES,  TERM, AND USE

1.01 LEASED PREMISES.

         A. Upon the terms, provisions and conditions hereof, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises reflected on the floor plans set forth in Exhibit "A" hereto in the Building known as the Commons Building D (the "Building", which term shall also include the related parking areas, landscaping, and other similar improvements), located on the land described in Exhibit "B" hereto. Such premises, together with any other space in the Building leased by Tenant pursuant hereto, are herein called the "Leased Premises".

         B. The Net Rentable Area (defined below) of the initial Leased Premises is approximately 42,459 square feet, and the Rentable Area for the entire Building is approximately 52,949 square feet.

         C. The term "Net Rentable Area" shall mean (i) in the case of a single tenancy floor, the area within the inside surface of the outer glass or finished column walls of the Building to the inside surface of the opposite outer wall, excluding only the areas within the Building used for elevator mechanical rooms or shafts, stairs, fire towers, flues, vents, stacks, pipe shafts and vertical ducts, but including any such areas which are for the specific use of Tenant, and (ii) in the case of a multi-tenancy floor, the area within the inside surface of the outer glass or finished column walls enclosing the Leased Premises to the midpoint of the demising walls separating the Leased Premises from other areas, but including an allocable portion of the corridors, elevator foyers, restrooms, mechanical rooms, janitor closets, vending areas, and other similar facilities for the use of all Building tenants on the particular floor.

         1.02 TERM. Subject to the terms, provisions and conditions hereof, this Lease shall continue in force for a term ("Term") of Ten (10) years, beginning on the 1st day of March, 1997, and ending on the 28th day of February, 2007.

         A. Delays by Landlord. If the Leased Premises are not ready for occupancy by such commencement date because of the failure of Landlord to perform Landlord's obligations under this Lease, Landlord shall not be liable for any claims, damages, or liabilities in connection therewith or by reason thereof, and the Term shall commence on the date the Leased Premises are ready for occupancy by Tenant; provided that if the Leased Premises are not ready for occupancy by July 1, 1997 because of the failure of Landlord to perform Landlord's obligations under this Lease, then Tenant may as Tenant's sole remedy, terminate this Lease, and receive, in addition, reimbursement of any sums spent by Tenant for Tenant Improvements under Exhibit "C" hereto (excluding Landlord's Contribution). Should the Term commence on a date other than that specified above, Landlord and Tenant will, at the request of either, execute a declaration specifying the actual commencement date. In such event, rental under this Lease shall not commence until the actual commencement date, and the stated Term shall thereupon commence and the expiration date shall be extended so as to give effect to the full Term stated above.

     B. Delays by Tenant. If the Leased Premises are not ready for occupancy because of the failure of Tenant to perform Tenant's obligations under this Lease, the commencement date of the Lease shall be March 1, 1997.

         1.03 RENEWAL OPTION. Provided that Tenant is not in default under the terms of the Lease, Landlord grants Tenant an option (the "Option") to renew the Lease for a five (5) year term (the "Option Period") commencing March 1, 2007. To exercise the Option, Tenant must notify Landlord in writing prior to September 1, 2006, of Tenant's decision to exercise the Option. The terms of the Lease during the Option Period shall be as set forth herein except for Base Rental, which shall be calculated as set forth in Section 2.01 hereof.

         1.04 USE. The Leased Premises shall be used and occupied by Tenant solely for the purpose of a business office, and other related purposes, and for no other purpose, without Landlord's express written consent.

                    ARTICLE 2.  RENTAL

     2.01 INITIAL BASE RENTAL. Tenant shall pay a base rental in monthly installments ("Base Rental") as set forth in this Article 2. Such Base Rental together with all increases provided for herein shall be due and payable in advance in twelve (12) equal installments on the first day of each calendar month during the Term, at Landlord's address as provided herein (or at such other place as Landlord may hereafter designate) without demand, deduction, abatement, or setoff (except as otherwise expressly provided for herein). If the Term commences or ends on other than the first or last day of a calendar month, then the installment of Base Rental for such months shall be appropriately prorated. The Base Rental shall be as follows:

     A. Year One. For the first year of the Lease, Tenant shall pay a Base Rental of $35,382.50 per month (being $10.00 per square foot of Net Rentable Area of the Leased Premises per year).

     B. Years Two through Five. For years two through five of the Lease, Tenant shall pay a Base Rental of $42,459.00 per month (being $12.00 per square foot of Net Rentable Area of the Leased Premises per year).

     C. Years Six through Ten. For years six through ten of the Lease, Tenant shall pay a Base Rental of $47,766.00 per month (being $13.50 per square foot of Net Rentable Area of the Leased Premises per year).

     D. Renewal Option. The Base Rent for the Option Period shall be adjusted by one hundred percent (100%) of the increase in the Consumer Price Index for All Urban Consumers U.S. City Average (All Items, 1982-1984=100) published by the Bureau of Labor Statistics of the U.S. Department of Labor (herein the CPI) from January, 2002 to January 1, 2007. Because the CPI is published at a date after the commencement of the Option Period, the adjustment shall be calculated by Landlord as soon as it is available, and the Base Rental adjustment shall be retroactive to the first full month of the Option Period. In the event that Tenant exercises the Option, Tenant shall continue payment of the Base Rental in effect during the last month of the Term of the Lease until notified by Landlord of the new Base Rental. Upon receipt of such notice, Tenant shall commence payment of the new Base Rental and, in addition, shall pay to Landlord the difference between the new Base Rental and the Base Rental paid during each month of the Option Period prior to receipt of the notice. The calculation of Base Rental for the Option Period shall be done in the following manner:

Multiply the monthly Base Rental in effect during year ten by a fraction, the numerator of which is the Index number for January, 2007 (the first month of the Option Period), and the denominator of which is the Index number for January, 2002, as follows:

                   CPI for January 2007
$47,766 x  ---------------------------------      = Option Base Rental
                   CPI for January 2002

In no event shall the adjusted Base Rental for the Option Period be less than $47,766.00 per month.

     2.02 TENANT'S SHARE OF BASIC OPERATING COSTS.

     A. Tenant shall also pay, as hereinafter provided, Tenant's Share (hereafter defined) of any increases in the Basic Operating Costs (hereafter defined) for the Building over the Initial Basic Operating Costs. The "Initial Basic Operating Costs" (on a per square foot of Rentable Area per year basis) is hereby stipulated to be $5.30. Prior to the commencement of each calendar year during the Term, Landlord shall provide a then current estimate of Basic Operating Costs for the calendar year, and thereafter Tenant shall pay, as additional rental, in twelve (12) equal monthly installments at the time and place provided above, Tenant's Share of the difference between the estimated Basic Operating Costs and Initial Basic Operating Costs for the calendar year in question.

     B. Within one hundred fifty (150) days or as soon thereafter as possible after the conclusion of each calendar year of the Term, Landlord shall furnish to Tenant a statement of actual Basic Operating Costs for such year, and within ten (10) days thereafter an appropriate cash adjustment shall be made between Landlord and Tenant to reflect any difference between Landlord's estimate of, and the actual, Basic Operating Costs.

     C. The difference between Basic Operating Costs and the Initial Basic Operating Costs shall be paid by Tenant in the proportion (herein called "Tenant's Share") which the Net Rentable Area of the Leased Premises bears to the total Rentable Area in the Building.

     D. "Basic Operating Costs" shall mean the operating expenses of the Building and all expenditures by Landlord reasonably necessary to maintain the Building, parking, and related facilities, and such additional facilities in subsequent years as may be reasonably determined by Landlord to be necessary in accordance with sound and reasonable practices for facilities of a like kind and character. All operating expenses shall be determined on an accrual basis in accordance with generally accepted accounting principles which shall be consistently applied. Such operating expenses shall include all expenses, costs and disbursements of every kind and character which Landlord shall pay or become obligated to pay because of or in connection with the ownership, operation, and maintenance of the Building (unless otherwise excluded herein), including, but not limited to, the following:

     (1) Wages and salaries of all employees engaged on-site in the Building in direct operations and maintenance of the Building, employer's social security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages and salaries, the cost of disability and hospitalization insurance and pension or retirement benefits of such employees;

     (2) All supplies and materials used in the operation and maintenance of the Building;

     (3) Cost of all utilities for the Building, including the cost of water and power, heating, lighting, air conditioning and ventilating for the Building;

     (4) Cost of all maintenance and service agreements for the Building, the equipment therein and grounds, including janitorial service to the Building common areas (but excluding the cost of janitorial service provided to the noncommon lease space of other tenants of the Building, and excluding janitorial services to the Demised Premises, which shall be performed by Tenant at Tenant's sole cost and expense), security services, landscape maintenance, alarm service, window cleaning and elevator maintenance;

     (5) Cost of all insurance relating to the Building, including casualty and liability insurance applicable to the Building and Landlord's personal property used in connection therewith;

     (6) All taxes and assessments and governmental charges, whether federal, state, county or municipal and whether they be by taxing districts or authorities presently taxing the Leased Premises or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building or its operation excluding, however, federal and state taxes on income and ad valorem taxes on Tenant's personal property and on the value of leasehold improvements to the extent that the same exceeds standard building allowances;

     (7) Cost of repairs and general maintenance (excluding such repairs and general maintenance paid by insurance proceeds or by Tenant or other third parties and alterations attributable solely to tenants of the Building other than Tenant);

     (8) Legal expenses attributable to the ownership and operation of the Building (but excluding legal expenses incurred in connection with: any refinancing of the Building; any sale of the Building; negotiation of tenant leases; prosecution of other tenant defaults), accounting expenses and management fees incurred with respect to the Building.

     (9) Costs incurred in compliance with new or revised federal or state laws or municipal ordinances or codes or regulations promulgated under any of the same (but excluding expenditures classified as capital expenditures for federal income tax purposes and excluding the cost of the improvements to be made by Landlord under Section 3.03 hereof and excluding the cost of any abatement of, or operation and maintenance program for, asbestos in the Building); and

     (10) Amortization of the cost of installation of capital investment items which are primarily for the purpose of reducing (or avoiding increases in) basic operating costs or which may be required by governmental authority. All such costs shall be amortized over the reasonable life of the capital investment items with the reasonable life and amortization schedule being determined in accordance with generally accepted accounting principles and in no event to extend beyond the reasonable life of the Building. In the case of installations for the purpose of reducing (or avoiding increases in) operating costs, Landlord shall, upon request, provide Tenant a cost justification therefore.

     Basic Operating Costs shall not include (i) expenditures classified as capital expenditures for federal income tax purposes (except as set forth herein), (ii) costs for which Landlord is entitled to specific reimbursement by Tenant, any other tenants of the Building, or any other third party, (iii) costs of initial construction of the Building, (iv) cost of renovating or modifying space in the Building for lease to other tenants, (v) leasing commissions and all non-cash expenses (including depreciation), and (vi) debt service on any indebtedness secured by the Building.

     E. If the Building is not fully occupied during any year, an adjustment shall be made in computing the Basic Operating Costs for such year so that the Basic Operating Costs shall be computed as though ninety-five percent (95%) of the Building had been occupied during such year.

     2.03 AUDIT. Tenant, at its expense, shall have the right, upon giving reasonable notice, to audit Landlord's books and records relating to any Basic Operating Costs or increased or additional rental payable hereunder, for any periods within two (2) years prior to such audit; or at Landlord's sole discretion, Landlord will provide an audit or report prepared by a certified public accountant, which audit or report for purposes of this Lease shall be conclusive.

    ARTICLE 3.  LANDLORD'S SERVICES

3.01  SERVICES TO BE  FURNISHED  BY  LANDLORD.

     A. Landlord shall furnish (with respect to matters within Landlord's control) and Landlord shall use its best efforts to furnish (with respect to matters not within Landlord's control) Tenant, at Landlord's expense, subject to the Building Rules and Regulations (hereafter defined) and Tenant's performance of its obligations hereunder, the following services:

     (1) Air conditioning and heating, in season, during Normal Building Operating Hours (hereafter defined), at such temperatures and in such amounts as are considered by Landlord to be standard;

     (2) Hot and cold water at those points of supply provided for lavatory and drinking purposes only;

     (3) Janitorial service in and about the Building (but excluding the Leased Premises, which shall be the sole responsibility of Tenant) five (5) days per week and periodic window washing;

     (4) Elevators for access to and egress from the Leased Premises and the Building twenty-four (24) hours a day, seven (7) days a week;

     (5) Electricity and proper facilities to furnish sufficient electrical power during Normal Building Operating Hours for normal office machines (including without limitation personal computers) and other standard office equipment, including lighting of low electrical consumption, but not including electricity required for electronic data processing equipment, special lighting in excess of building standard, or any other item of electrical equipment which singly consumes more than 0.5 kilowatts per hour at rate capacity or requires a voltage other than 120 volts single phase except electrical consumption that is separately metered. Should such electrical service for the Leased Premises for normal office machines and other equipment including lighting of low electrical consumption be separately metered, Tenant shall pay for electric current supplied or used in the Leased Premises at the rate as established by the company providing electricity to the Leased Premises. Electric current shall be measured by meter. Tenant will be billed monthly for such current. Landlord acknowledges that Tenant intends to install computer equipment on the 2nd floor of the Leased Premises, and that such equipment will require cooling on a 24 hour basis. Arrangements shall be made to provide such cooling facilities as a part of the Tenant Improvements, and the cost of the additional electricity usage shall be separately paid by Tenant.

     (6) Replacement of fluorescent lamps in Building Standard light fixtures installed by Landlord and incandescent bulb replacement in all public areas.

     B."Normal Building Operating Hours" shall be from 6:00 a.m. to 8:00 p.m. Monday through Friday, and 7:00 a.m. to 2:00 p.m. Saturday, exclusive of holidays.

     C. Failure by Landlord to any extent to furnish such services or any cessation thereof shall not render Landlord liable in any respect for damages to either person or property, nor be construed as an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. Should any of such services be interrupted, Landlord shall use reasonable diligence to restore same promptly, but except as provided herein, Tenant shall have no claim for rebate of rent or damages or eviction on account thereof.

     D. Tenant shall pay to Landlord, monthly, as billed, such charges as may be separately metered or as Landlord may compute for any electric services utilized by Tenant for computers, data processing equipment or other similar electrical equipment; extra lighting; electrical service in excess of that stated herein; or other electrical service not standard for the Building.

     3.02 ACCESS BY TENANT PRIOR TO COMMENCEMENT OF TERM. Landlord shall permit Tenant and its employees, agents, suppliers, contractors and workmen to enter the Leased Premises prior to the commencement of the Term to enable Tenant to do such things as may be reasonably required by Tenant to make the Leased Premises ready for Tenant's occupancy, provided that such parties will not interfere with or delay the performance of any activities by Landlord or other occupants of the Building. Any such entry into the Leased Premises shall be at Tenant's risk and Landlord shall not be liable in any way for personal injury, death, or property damage which may be suffered in or about the Leased Premises or the Building by Tenant or its employees, agents, contractors, suppliers or workmen.

     3.03 IMPROVEMENTS TO BE MADE BY LANDLORD. Landlord shall make those improvements to the Leased Premises referred to in Exhibit "C" hereto, under the terms and conditions therein set forth. When used herein, "Building Standard" items shall mean those items considered by Landlord to be Standard for the Building.

     3.04   IMPROVEMENTS  TO  BE  MADE  BY  TENANT.   Tenant  shall  make  those
improvements to the Leased Premises referred to in Exhibit "C hereto, under the terms and conditions therein set forth.

     3.05 REPAIR AND MAINTENANCE BY LANDLORD. Landlord shall not be required to make any improvements or repairs of any kind or character to the Leased Premises, except as provided in Section 3.03 and such repairs as may be required to the Building corridors, lobbies, structural members of the Building, the roof of the Building and equipment used to provide the services referred to herein, and such additional maintenance to such corridors, lobbies or structural members as may be necessary because of damage by persons other than Tenant, its agents, employees, invitees or visitors. The obligation of Landlord to so maintain and repair the Leased Premises shall be limited to Building Standard items. Tenant will promptly give Landlord written notice of any damage to the Leased Premises. This Section shall not apply in the case of damage or destruction by fire or other casualty or damage resulting from an eminent domain taking.

    ARTICLE 4.  TENANT'S COVENANTS

     4.01 PAYMENTS BY TENANT. Tenant agrees to timely pay all rents and sums provided to be paid to Landlord hereunder at the times and in the manner herein provided and to occupy at all times the Leased Premises. If Tenant should fail to pay Landlord when due any installment of rental or any sum to be paid hereunder by the 10th day of each such month in which such installment or payment is due, Tenant will pay Landlord, on demand, a late charge of ten percent (10%) thereof, each and every month such installment is past due, in order to reimburse Landlord for additional expenses in an amount not readily ascertainable and which has not been elsewhere provided for between the parties hereto. Late charges shall not be construed as liquidated damages or limiting Landlord's remedies in any manner.

     4.02 CERTAIN TAXES. Tenant shall pay all ad valorem taxes on all personal property of Tenant located within the Leased Premises and on all improvements installed in the Leased Premises that are in excess of those installed by Landlord from time to time as Building Standard.

     4.03 REPAIRS BY TENANT. Tenant shall, at its cost, repair or replace any damage to the Building, or any part thereof, caused by Tenant or Tenant's agents, employees, invitees or visitors (except to the extent the waiver of subrogation provisions in 5.14.C. are applicable).

     4.04 CARE OF THE LEASED PREMISES. Tenant shall maintain the Leased Premises in a clean, attractive condition, and not commit or allow any waste or damage to be committed on or to any portion of the Leased Premises, and at the expiration or termination of this Lease shall deliver up the Leased Premises to Landlord in as good condition as at date of possession by Tenant, ordinary wear and tear excepted (except to the extent the waiver of subrogation provisions in 5.14.C. are applicable).

     4.05 ASSIGNMENT OR SUBLEASE. Except as provided herein, Tenant shall not assign this Lease or sublet the Leased Premises or any part thereof or any interest therein, or sublet the Leased Premises in whole or in part, without the prior written consent of Landlord which Landlord shall not unreasonably withhold. Landlord agrees not to unreasonably withhold consent to an assignment of Tenant's rights under the Lease to Tenant's present or future lender, or to an assignment or a sublease to a tenant reasonably acceptable to Landlord, provided that it is expressly agreed that as a condition of such consent, Landlord may require current financial statements from the proposed sublessee or assignee. Consent to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments or sublettings. Notwithstanding any assignment or subletting, Tenant shall at all time remain fully responsible and liable for the payment of rental herein specified and for the compliance with all of its other obligations under this Lease. In connection with any such assignment or sublease, Tenant shall pay Landlord its reasonable legal and administrative costs incurred in approving such assignment or subletting. Any attempted assignment, sublease, or other action by Tenant in violation of this Section shall be void and shall constitute an Event of Default.

     4.06 ALTERATIONS, ADDITIONS, IMPROVEMENTS. Except for the improvements described on Exhibit "C" hereto, Tenant will make no material alteration, change, improvement, repair, replacement or addition to the Leased Premises without the prior written consent of Landlord. Tenant may remove its trade fixtures, office supplies and movable office furniture and equipment provided such removal is made prior to the termination or expiration of the Term; Tenant is not then in default in the timely performance of any obligation or covenant under this Lease; and Tenant promptly repairs all damage caused by such removal. All other property at the Leased Premises (including but not limited to wall-to-wall carpeting, drywall, partitions, paneling or other wall covering) and any other article attached or affixed to the floor, wall, or ceiling of the Leased Premises shall become the property of Landlord and shall be surrendered with the Leased Premises as part thereof at the termination of this Lease, without payment or compensation thereof.

     4.07 COMPLIANCE WITH LAWS AND USAGE; LIENS. Tenant, at its cost, shall comply with all Federal, State, Municipal and other laws and ordinances, and the Building Rules and Regulations applicable to the Leased Premises and the business conducted therein by Tenant (provided that Tenant shall not be obligated to pay the cost of work to be performed by Landlord under Section 3.03); will not engage in any activity which would cause Landlord's fire and extended coverage insurance to be canceled or the rate therefore to be increased (or, at Landlord's option, will pay any such increase); will not commit any act which is a nuisance or annoyance to Landlord or to other tenants or which might, in the reasonable judgment of Landlord, appreciably damage Landlord's goodwill or reputation, or tend to injure or depreciate the Building; and will not commit or permit waste in the Leased Premises or Building. Tenant has no authority to encumber the Building or Leased Premises with any lien, and Tenant shall not suffer or permit any such lien to exist. Should any such lien hereafter be filed, Tenant shall promptly discharge the same at its sole cost.

     4.08 ACCESS BY LANDLORD. Tenant shall permit Landlord or its agents or representatives to enter into and upon any part of the Leased Premises at all reasonable hours and upon reasonable notice to inspect same; to clean; to make repairs, alterations or additions thereto, as Landlord may deem necessary or desirable; to show the Leased Premises to prospective purchasers or tenants; or for any other purpose deemed reasonable by Landlord, provided that Landlord shall not unreasonably interfere with Tenant's operations.

  4.09 LANDLORD'S MORTGAGEE. Tenant agrees with Landlord and with the mortgagee of any first mortgage or the beneficiary of any first deed of trust now or hereafter constituting a lien on the Building or the Leased Premises ("Landlord's Mortgagee") that any Landlord's Mortgagee shall have the right at any time to elect, by notice in writing given to Tenant, to make this Lease superior to the lien of such mortgage or deed of trust and upon the giving of such notice to Tenant, this Lease shall be deemed prior and superior to the mortgage or deed of trust in respect to which such notice is given; and at Landlord's Mortgagee's request Tenant shall execute a recordable memorandum of this Lease establishing this Lease as superior to such lien; or Landlord's Mortgagee may, by like notice, make this Lease subordinate to such mortgage or deed of trust. If Landlord's Mortgagee shall elect to make this Lease subordinate to such mortgage or deed of trust, the same shall be self-operative and no further instrument of subordination need be required by any mortgagee. In confirmation of such subordination, however, Tenant shall execute promptly any reasonable instrument that Landlord may request. In the event of the enforcement by Landlord's Mortgagee of the remedies provided for by law or by such mortgage or deed of trust, Tenant will, upon request of any person or party succeeding to the interest of Landlord as a result of such enforcement, automatically become the Tenant of such successor in interest without change in terms or other provisions of such Lease, provided, however, that such successor in interest shall not be bound by any payments in the nature of security for the performance by Tenant of its obligations under this Lease, or any amendment or modification of this Lease made without the written consent of such trustee or such beneficiary or such successor in interest. Upon request by such successor in interest, Tenant shall execute and deliver reasonable instruments confirming the attornment provided for herein. In consideration for the above, Landlord agrees to provide Tenant at Tenant's request with a non-disturbance agreement signed by Landlord's present or future Lender.

     4.10 ESTOPPEL CERTIFICATE. At Landlord's request, Tenant will promptly execute an estoppel certificate addressed to Landlord's Mortgagee certifying as to such notice provisions and other matters as Landlord's Mortgagee may reasonably request. At Landlord's request and from time to time, Tenant will execute a certificate stating the commencement and expiration dates of the Term, the rental then payable hereunder, that there are no defaults on the part of Landlord or claims against Landlord hereunder (or if there are any, stating the same with particularity), and such other information pertaining to this Lease as Landlord may reasonably request.

         ARTICLE 5.  MUTUAL COVENANTS.

         5.01  CONDEMNATION  AND  LOSS  OR  DAMAGE.  If the Leased Premises, the
Building, or any part thereof shall be taken or condemned for any public purpose (or conveyed in lieu or in settlement thereof to such an extent as to render the remainder of the Building or Leased Premises, in the reasonable opinion of Landlord, not suitable for occupancy, this Lease shall, at the option of either party, forthwith cease and terminate, and all proceeds from any taking or condemnation of the Building and the Leased Premises shall belong to and be paid to Landlord. If this Lease is not so terminated, Landlord shall repair any damage resulting from such taking, to the extent and in the manner provided herein, and rental hereunder shall be abated to the extent the Leased Premises are rendered untenantable during the period of repair, and thereafter be adjusted on a proportionate basis considering the areas of the Leased Premises taken and remaining.

     5.02 FIRE OR OTHER CASUALTY:  CERTAIN  REPAIRS.

     A. In the event of a fire or other casualty in the Leased Premises, Tenant shall immediately give notice thereof to Landlord. If the Leased Premises shall be partially destroyed by fire or other casualty so as to render the Leased Premises untenantable in whole or in part, the rental provided for herein shall abate as to the portion of the Leased Premises rendered untenantable until such time as the Leased Premises are made tenantable as determined by Landlord and Landlord agrees to commence and prosecute such repair work promptly and with reasonable diligence, or if such destruction results in the Leased Premises being untenantable in substantial part for a period reasonably estimated by Landlord to be four (4) months or longer after Landlord's insurance settlement, or in the event of total or substantial damage or destruction of the Building where Landlord decides not to rebuild, then all rent owed up to the date of such damage or destruction shall be paid by Tenant. Landlord shall give Tenant written notice of its decision, estimates or elections under this Section within sixty (60) days after any such damage or destruction.

     B. Should Landlord elect to effect any repairs, Landlord shall only be obligated to restore or rebuild the Leased Premises to a Building Standard condition, and then only to the extent that insurance proceeds are available to Landlord therefore.

     5.03 LIEN FOR RENT. To secure the payment of rent and all other sums due hereunder and the performance of all covenants required hereunder to be performed by Tenant, and except to the extent prohibited by Tenant's existing or future lenders, Tenant grants to Landlord a lien and security interest on all property of Tenant which now or hereafter may be placed in or upon the Leased Premises, and upon all proceeds of any insurance which may accrue to Tenant by reason of damage or destruction of any such property, which lien and security interest shall be in addition to Landlord's lien provided by law. Upon request, the parties shall take such further reasonable action as may be required to perfect such security interest.

     5.04 HOLDING OVER. If Tenant should remain in possession of the Leased Premises after the termination or expiration of the Term without the execution by Landlord and Tenant of a new lease, then Tenant shall be deemed to be occupying the Leased Premises as a tenant-at-sufferance, subject to all the covenants and obligations of this Lease and at a daily rental of twice the per day rental in effect immediately prior to such expiration or termination, computed on the basis of a thirty (30) day month, but such holding over shall not extend the Term.

     5.05 ASSIGNMENT BY LANDLORD. Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations hereunder and in the Building and property referred to herein, and upon any such transfer or assignment, no further liability or obligation shall thereafter accrue against Landlord hereunder.

     5.06 LIMITATION TO LANDLORD'S LIABILITY. Tenant specifically agrees to look solely to Landlord's interest in the Building for the recovery of any judgment from Landlord, it being agreed that Landlord shall never be personally liable for any such judgment. The provisions contained in the foregoing sentence shall not limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord, or any other action not involving the liability of Landlord to respond in monetary damages from assets other than Landlord's interest in the Building.

         5.07 CONTROL OF COMMON AREAS AND PARKING FACILITIES BY LANDLORD. All automobile parking areas, driveways, entrances and exits thereto, and other facilities furnished by Landlord, including all parking areas, truck way or ways, loading areas, pedestrian walkways, ramps, landscaped areas, stairways and other areas and improvements provided by Landlord for the general use, in common, of tenants, their officers, agents, employees, invitees, licensees, visitors and customers shall be at all times subject to the exclusive and reasonable control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations (herein called the "Building Rules and Regulations") with respect to all facilities and areas mentioned in this Section; the initial Building Rules and Regulations are set out in Exhibit "D" hereto and are of equal dignity herewith.

5.08      DEFAULT BY TENANT.

     A. Each of the following occurrences relative to Tenant shall constitute an "Event of Default":

     (1) Failure or refusal by Tenant to make the timely payment of any rent or other sums payable under this Lease when and as the same shall become due and payable, provided Landlord has given Tenant ten (10) days' written notice of the same and thereafter the failure or refusal by Tenant to timely make any payment due hereunder shall be an Event of Default without further notice; or

     (2) Abandonment or vacating of the Leased Premises or any significant portion thereof; or

     (3) The filing or execution or occurrence of a petition in bankruptcy or other insolvency proceeding by or against Tenant or any guarantor of Tenant; or petition or answer seeking relief under any provision of the Bankruptcy Act; or an assignment for the benefit of creditors or composition; or a petition or other proceeding by or against Tenant for the appointment of a trustee, receiver or liquidator of Tenant or any of Tenant's property; or a proceeding by any governmental authority for the dissolution or liquidation of Tenant or any guarantor of Tenant; or

     (4) Failure by Tenant in the performance or compliance with any of the agreements, terms, covenants or conditions provided in this Lease, other than those referred to in (1) or (2) above, for a period of thirty (30) days after written notice from Landlord to Tenant specifying the items in default; or

     (5) A reorganization, merger, or sale of all or substantially all of the assets of Tenant, unless as a result of such transaction, the entity succeeding to the assets of Tenant: (a) expressly assumes the obligations under this Lease in a document in form and substance reasonably acceptable to Landlord; and (b) has a net worth of not less than that of Tenant;

     (6) The occurrence of any other event herein provided to be an Event of Default.

     B. This Lease and the Term and estate hereby made are subject to the limitation that if and whenever any Event of Default shall occur, Landlord may, at its option and without further written notice to Tenant, in addition to all other remedies given hereunder or by law or equity, do any one or more of the following:

     (1) Terminate this Lease, in which event Tenant shall immediately surrender possession of the Leased Premises to Landlord;

     (2) Enter upon and take possession of the Leased Premises and expel or remove Tenant and any other occupant therefrom with or without having terminated the Lease;

     (3) Alter locks and other security devices at the Leased Premises.

     C. Exercise by Landlord of any one or more remedies shall not constitute an acceptance of surrender of the Leased Premises by Tenant, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant.

     D. If Landlord terminates this Lease by reason of an Event of Default as defined in Section 5.08.A.(l)(2)(3) or (5), Tenant shall pay to Landlord the sum of all rent and other indebtedness accrued to the date of such termination, plus, as damages, an amount equal to the then present value of all rentals then payable under this Lease for the remainder of the Term.

     E. If Landlord repossesses the Leased Premises without terminating the Lease, then Tenant shall pay to Landlord all rent and other indebtedness accrued to the date of such repossession, plus rent and other sums required to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Leased Premises during said period (after deducting expenses incurred by Landlord as provided below); reentry by Landlord will not affect the obligations of Tenant for the unexpired Term. Tenant shall not be entitled to any excess of any rent obtained by reletting over the rent herein reserved. Actions to collect amounts due from Tenant may be brought on one or more occasions, without the necessity of Landlord's waiting until expiration of the Term.

     F. In case of an Event of Default, to the extent the same are not deducted, Tenant shall also pay to Landlord: broker's fees incurred by Landlord in connection with reletting the whole or any part of the Leased Premises; the cost of removing and storing Tenant's or any other occupant's property; the cost of repairing, altering, remodeling or otherwise putting the Leased Premises into condition acceptable to a new tenant or tenants; and all reasonable expenses incurred by Landlord in enforcing Landlord's remedies, including reasonable attorneys' fees and court costs.

     G. Upon termination or repossession of the Leased Premises for an Event of Default, Landlord shall not be obligated to relet or attempt to relet the Leased Premises, or any portion thereof, or to collect rental after reletting, but Landlord shall have the option to relet or attempt to relet. In the event of reletting, Landlord may relet the whole or any portion of the Leased Premises for any period, to any tenant, and for any use and purpose.

     H. If Tenant should fail to make any payment, perform any obligation, or cure any default hereunder, Landlord, without obligation to do so and without thereby waiving such failure or default, may make such payment, perform such obligation, and/or remedy such other default for the account of Tenant (and enter the Leased Premises for such purpose), and Tenant shall pay upon demand all costs, expenses and disbursements (including reasonable attorneys' fees) incurred by Landlord in taking such remedial action.

     5.09 DEFAULT BY LANDLORD. Should Landlord fail to promptly perform any maintenance or repairs required by the provisions of this Lease to be performed by Landlord, Tenant may by written notice request that Landlord make such repairs or perform such maintenance and upon Landlord's failure or refusal to do so within thirty (30) days (plus an additional reasonable period as may be required by Landlord to cure such default, if Landlord shall diligently pursue the cure of such default until same shall be cured) after issuance of such notice (and in any event, in case of an emergency irrespective of whether Tenant shall have requested or obtained Landlord's prior consent), Tenant shall have the right (but shall not be obligated) to perform such maintenance or make such repairs; thereupon, Landlord will pay (or reimburse Tenant for) the reasonable cost of such maintenance or repairs. For these purposes, an "emergency" shall be deemed to exist if, in the good faith judgment of Tenant, prompt repairs are needed in order to prevent death, bodily injury or property damage. In any case in which Tenant shall exercise its aforesaid right to make emergency repairs which were the responsibility of the Landlord, the Tenant shall not make repairs more extensive than are reasonably necessary to abate the emergency. In the event of any other default by Landlord, Tenant's exclusive remedy shall be an action for damages, but prior to pursuing any such action Tenant will give Landlord written notice specifying such default with particularity, and Landlord shall have thirty (30) days (plus an additional reasonable period as may be required by Landlord to cure such default, if Landlord shall diligently pursue the cure of such default until same shall be cured) in which to cure any such default. Unless and until Landlord fails to so cure any default after such notice, Tenant shall not have any remedy or causes of action by reason thereof.

     5.10 NON-WAIVER. Neither acceptance of rent by Landlord nor failure to complain of any action, non-action or default of Tenant shall constitute a waiver of any of Landlord's rights hereunder. Waiver by Landlord of any right for any default of Tenant shall not constitute a waiver of any right for either a subsequent default of the same obligation or any other default.

     5.11 ENVIRONMENT. During the term of the occupancy of the Leased Premises and in the use of the Leased Premises and of the site on which the Leased Premises are located, Tenant shall, with respect to the use and occupancy of the Leased Premises and the performance of any improvements, comply with all applicable Federal and State environmental protection laws and local ordinances including, but not limited to, Federal hazardous waste laws such as the Comprehensive Response, Compensation and Liability Act of 1980 and the Resource Conservation and Recovery Act, solid waste laws and the Federal and State Clean Air Acts and Clean Water Acts. In the use of the Leased Premises and of the site on which the Leased Premises are located by Tenant, Tenant shall pay all costs of complying with the above described laws.

     5.12 INDEPENDENT OBLIGATIONS. The obligation of Tenant to pay all rent and other sums hereunder provided to be paid by Tenant and the obligation of Tenant to perform Tenant's other covenants and duties hereunder constitute independent, unconditional obligations to be performed at all times provided for hereunder, save and except only when an abatement thereof or reduction therein is herein expressly provided for and not otherwise. Tenant waives and relinquishes all rights which Tenant might have to claim any nature of lien against or withhold, or deduct from or offset against any rent and other sums provided hereunder to be paid Landlord by Tenant.

     5.13 TIME OF ESSENCE. In all instances where any act is required at a particular indicated time or within an indicated period, it is understood and stipulated that time is of the essence.

     5.14 REMEDIES CUMULATIVE. Landlord may restrain or enjoin any breach or threatened breach of any covenant, duty or obligation of Tenant herein contained without the necessity of proving the inadequacy of any legal remedy or irreparable harm. The remedies of Landlord hereunder shall be deemed cumulative and no remedy of Landlord, whether exercised by Landlord or not, shall be deemed to be in exclusion of any other.

     5.15 INSURANCE, SUBROGATION, LIABILITY, INDEMNITY, AND WAIVER.

     A. Landlord shall maintain fire and extended coverage insurance on the portion of the Building constructed by Landlord, including Building Standard leasehold improvements. Such insurance shall be maintained with an insurance company authorized to do business in Texas, in an amount not less than acceptable under reasonable commercial standards, and payments for losses thereunder shall be made solely to Landlord. Tenant shall maintain at its expense, fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located in the Leased Premises and on its non-building standard leasehold improvements and all additions and improvements made by Tenant and not required to be insured by Landlord above.

     B. Landlord and Tenant shall each, at their respective expense, maintain a policy or policies of Commercial General Liability insurance, including contractual liabilities, with the premiums thereon fully paid, issued by and binding upon a solvent insurance company authorized to do business in the State of Texas, such insurance to afford minimum protection (which may be affected by primary and/or excess coverage) with bodily injury limits of not less than $1,000,000 for each occurrence and $1,000,000 in the aggregate per location and property damage liability of not less than $500,000 for each occurrence and $500,000 in the aggregate per location. Tenant shall procure an endorsement on its policy requiring at least thirty (30) days prior written notice to be given to Landlord before any cancellation or reduction of insurance under such policy.

     C. Anything herein to the contrary notwithstanding each party hereto hereby releases and waives all claims, rights of recovery and causes of action that either party or any party claiming by, through or under such party by subrogation or otherwise may now or hereafter have against the other party or any of the other party's directors, officers, employees or agents for any loss or damage that may occur to the Building, the Leased Premises, Tenant's improvements or any of the contents of any of the foregoing by reason of fire or other casualty, or any other cause including negligence of the parties hereto or their directors, officers, employees, or agents, that could have been insured against under the terms of (i) the standard fire and extended coverage insurance policies with vandalism and malicious mischief endorsement and sprinkler leakage endorsement (where applicable) or (2) any other loss covered by insurance of the respective parties except gross negligence or willful misconduct; provided, however, that this waiver shall be ineffective against any insurer of Landlord or Tenant to the extent that such waiver is prohibited by the laws and insurance regulations of the State of Texas or would invalidate any insurance coverage of Landlord or Tenant. The waiver set forth in this Section shall not apply to any deductibles on policies nor to any coinsurance penalty. Landlord and Tenant shall use their best efforts provide each other evidence that the foregoing waiver of subrogation provisions have been accepted by their respective insurers.

     D. Except for the claims, rights of recovery and causes of action that Landlord has released and waived, Tenant hereby releases, indemnifies, defends, and holds harmless Landlord and Landlord's agents, directors, officers, employees, invitees and contractors, for all claims, losses, costs, damages or expenses (including, but not limited to, attorneys' fees) resulting or arising from any and all injuries or death of any person or damage to any property occurring during the Term, caused or alleged to have been caused by any act, omission, or neglect of Tenant or Tenant's directors, officers, employees, agents, invitees or guests, or any parties contracting with Tenant relating to the Leased Premises.

     E. Tenant agrees that Landlord shall not be responsible or liable to Tenant, its employees, agents, customers or invitees, for bodily injury (fatal or non-fatal) or property damage occasioned by the acts or omissions of any other tenant or such tenant's employees, agents, contractors, customers or invitees within the Building, or for any loss or damage to any property or persons occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority, or any other cause beyond the control of Landlord, or for any inconvenience or loss to Tenant in connection with any of the repair, maintenance, damage, destruction, restoration or replacement referred to in this Lease. This section shall not relieve Landlord from its obligation to perform improvements, repairs, or maintenance as set forth in this Lease.

     5.16 VENUE, GOVERNING LAW. This Lease shall be governed by the laws of the State of Texas. All monetary and other obligations of Landlord and Tenant are performable exclusively in El Paso County, Texas.

     5.17 NOTICE. Any notice which may or shall be given under the terms of this Lease shall be in writing and shall be either delivered by hand or sent by United States registered or Certified Mail, postage prepaid, if for Landlord to the address provided herein; or if for Tenant, to the Leased Premises. Such addresses may be changed from time to time by either party by giving notice as provided above. Notice shall be deemed given when delivered (if delivered by hand) or when postmarked (if sent by mail).

     5.18 ENTIRE AGREEMENT, BINDING EFFECT, AND SEVERABILITY. This Lease and any written addenda and all exhibits hereto (which are expressly incorporated herein by this reference) shall constitute the entire agreement between Landlord and Tenant; no prior written or prior or contemporaneous oral promises or representations shall be binding. This Lease shall not be amended, changed or extended except by written instrument signed by both parties hereto. The provisions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties, but this provision shall in no way alter the restrictions on assignment and subletting applicable to Tenant hereunder. If any provision of this Lease or the application thereof to any person or circumstance shall at any time or to any extent be held invalid or unenforceable, and the basis of the bargain between the parties hereto is not destroyed or rendered ineffective thereby, the remainder of this Lease or the application of such provisions to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby.

     5.19 RIGHT OF REENTRY. Upon the expiration or termination of the Term for whatever cause, Landlord shall have the right to immediately reenter and reassume possession of the Leased Premises and remove Tenant's property therefrom, and Tenant expressly acknowledges such right.

     5.20 NUMBER AND GENDER; CAPTIONS; REFERENCES. Pronouns, where used herein, of whatever gender, shall include natural persons, corporations, and associations of every kind and character, and the singular shall include the plural and vice versa where and as often as may be appropriate. Article and section headings under this Lease are for convenience of reference and shall not affect the construction or interpretation of this Lease. Whenever the terms "hereof," "herein", or words of similar import are used in this Lease, they shall be construed as referring to this Lease in its entirety rather than to a particular section or provision, unless the context specifically indicates to the contrary. Any reference to a particular "Article" or "Section" shall be construed as referring to the indicated article or section of this Lease.

     5.21 SECURITY DEPOSIT. Concurrently with the execution hereof, Tenant has paid to Landlord the amount of One Hundred Thousand and no/00 DOLLARS ($100,000.00)to be held as a deposit to secure performance of Tenant's obligations hereunder. If Tenant is not in default on the first anniversary of this Lease, Landlord shall release the sum of $50,000.00 to Tenant. Upon the occurrence of any Event of Default, or upon the failure by Tenant to timely pay any sum it is obligated to pay hereunder, Landlord may, from time to time, without prejudice to any other remedy, and without prior notice to Tenant, apply all or part of the amount deposited to the curing of such Event of Default or the payment of such sum. Should Landlord so apply such deposit, Tenant shall immediately upon receipt of notice thereof deposit with Landlord a sufficient amount to bring Tenant's total deposit to the level stated in the first sentence of this Section. Upon termination or expiration of this Lease, the security deposit shall be returned to Tenant, to the extent the same is not then applied to curing of any Event of Default or to the payment of any sum owed by Tenant hereunder. Landlord may keep such security deposit in its bank account and commingle same with its other funds. Such interest as Landlord is able to obtain on the Security Deposit shall be paid periodically by Landlord to El Paso Country Day School or other charitable organization selected by Landlord, as a donation on Tenant's behalf. The amount so deposited shall not be considered as an advance payment of rental hereunder, or as a measure of Landlord's damages in the event of any failure to perform on the part of Tenant.

     5.22 COMMISSIONS. Landlord and Tenant each represent and warrant to the other that they have not committed to pay a commission to any agent or third party as a result of this Lease.

     5.23 QUIET ENJOYMENT. Tenant, on paying all sums herein called for and performing and observing all of its covenants and agreements hereunder, shall and may peaceably and quietly have, hold, occupy, use, and enjoy the Leased Premises during the Term subject to the provisions of this Lease and applicable governmental laws, rules, and regulations; and Landlord agrees to warrant and forever defend Tenant's right to such occupancy against the claims of any and all persons whomsoever lawfully claiming the same or any part thereof, subject only to the provisions of this Lease and all applicable governmental laws, rules, and regulations.

     5.24 SIGNS. Except for the signs already submitted to and approved by Landlord, no signs, symbols, or identifying marks shall be placed upon the Building or in the halls, elevators, staircases, entrances, parking areas or upon the doors or walls without prior written approval of Landlord. Landlord agrees to provide and install, at Tenant's cost, all letters or numerals on doors in the Leased Premises. All such letters and numerals shall be in the Building Standard graphics, and no others shall be used or permitted on the Leased Premises.

     5.25 LEASE GUARANTY. The Lease shall be unconditionally guaranteed by FARAH INCORPORATED, a Delaware corporation, pursuant to a separate Lease Guaranty in form and substance acceptable to Landlord.

         EXECUTED in multiple counterparts, each of which shall have the force and effect of an original on the date first above written.


                  LANDLORD:              ORSO PARTNERS, LTD.
                                         a Texas limited partnership
                  By:                    ONALAR COMPANY, L.C., General Partner


                                         By:  /s/Louis M. Alpern
                                              Louis M. Alpern  M.D., Manager

                                              300 East Main, Suite 1200
                                              El Paso, Texas 79901



                  TENANT:                FARAH U.S.A., INC.


                                         By:    /s/Timothy B. Page
                                                Timothy B. Page
                                                Executive Vice President
                                                and Chief Operating Officer

                                               P.O. Box 9519
                                               El Paso, Texas 79985

                                                         ANNEX TO EXHIBIT 10.57

                       FIRST AMENDMENT TO LEASE AGREEMENT

         This First Amendment to Lease Agreement is made by and between ORSO PARTNERS, LTD. a Texas Limited partnership (herein the "Landlord") and FARAH U.S.A., INC., a Texas corporation (herein the "Tenant").

                              W I T N E S S E T H:

         WHEREAS, Landlord and Tenant entered into that certain lease agreement dated as October 4, 1996 (the "Lease"), which Lease pertains to certain Premises known as Commons Building D, El Paso, Texas, (the "Premises");

         WHEREAS, since execution of the Lease, Landlord and Tenant have agreed to increase the size of the Leased Premises leased to tenant from 42,459 square feet to 43,537 square feet, and to extend the commencement date of the Lease, and desire hereby to evidence their agreement and understanding.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Landlord and Tenant hereby agree as follows, to-wit:

1. CAPITALIZED TERMS. The capitalized terms as used herein have the same meaning assigned to such terms in the Lease, unless the text of this Amendment states otherwise.

2. LEASED PREMISES. Article 1.01, Sections A. and B. are hereby amended to read as follows:

         "1.01  LEASED PREMISES.

     A. Upon the terms, provisions and conditions hereof, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises reflected on the floor plans set forth in Exhibit "A" hereto in the Building known as the Commons Building D (the "Building", which term shall also include the related parking areas, landscaping, and other similar improvements), located on the land described in Exhibit "B" hereto. Such premises, together with any other space in the Building leased by Tenant pursuant hereto, are herein called the "Leased Premises".

     B. The Net Rentable Area (defined below) of the initial Leased Premises is approximately 43,537 square feet, and the Rentable Area for the entire Building is approximately 52,024 square feet."

3. TERM.  Article 1.02 and Article  1.03 are hereby  amended to read as follows:

     "1.02 TERM. Subject to the terms, provisions and conditions hereof, this Lease shall continue in force for a term ("Term") of Ten (10) years, beginning on the 1st Day of May, 1997, and ending on the 30th day of June, 2007.

     A. Delays by Landlord. If the Leased Premises are not ready for occupancy by such commencement date because of the failure of Landlord to perform Landlord's obligations under this Lease, Landlord shall not be liable for any claims, damages, or liabilities in connection therewith or by reason thereof, and the Term shall commence on the date the Leased Premises are ready for occupancy by Tenant; provided that if the leased Premises are not ready for occupancy by July 1, 1997 because of the failure of landlord to perform Landlord's obligations under this Lease, then Tenant may as Tenant's sole remedy, terminate this Lease, and receive, in addition, reimbursement of any sums spent by Tenant for Tenant Improvements under Exhibit "C" hereto (excluding Landlord's Contribution). Should the Term commence on a date other than that specified above, Landlord and Tenant will, at the request of either, execute a declaration specifying the actual commencement date. In such event, rental under this Lease shall not commence until the actual commencement date, and the stated Term shall thereupon commence and the expiration date shall be extended so as to give effect to the full Term stated above.

     B. Delays by Tenant. If the Leased Premises are not ready for occupancy because of the failure of Tenant to perform Tenant's obligations under this Lease, the commencement date of the Lease shall be May 1, 1997.

     C. Occupancy by Tenant for Improvements. Tenant shall be entitled to occupy the Premises on the date that Tenant commences construction of the Tenant Improvements, for the exclusive purpose of performing such Tenant Improvements, such possession to be at all times subject to all of the terms and conditions of this Lease. Tenant shall pay Landlord a monthly rental during such construction period equal to $15,000.00 per month, for the months of March and April, 1997, payable in advance on the first day of each such month.

     1.03 RENEWAL OPTION. Provided that Tenant is not in default under the terms of the Lease, Landlord grants Tenant an option (the "Option") to renew the Lease for a five (5) year term (the "Option Period") commencing July 1, 2007. To exercise the Option, Tenant must notify Landlord in writing prior to September 1, 2006, of Tenant's decision to exercise the Option. The terms of the lease during the Option Period shall be as set forth herein except for Base Rental, which shall be calculated as set forth in Section 2.01 hereof."

4.       RENT.  Article 2.01 is hereby amended to read as follows:

     "2.01 INITIAL BASE RENTAL. Tenant shall pay a base rental in monthly installments ("Base Rental") as set forth in this Article 2. Such Base Rental together with all increases provided for herein shall be due and payable in advance in twelve (12) equal installments on the first day of each calendar month during the Term, at Landlord's address as provided herein (or at such other place as Landlord may hereafter designate) without demand, deduction, abatement, or setoff (except as otherwise expressly provided for herein). If the Term commences or ends on other than the first or last day of a calendar month, then the installment of Base Rental for such months shall be appropriately prorated. The Base Rental shall be as follows:

     A. Year One. For the first year of the Lease, Tenant shall pay a Base Rental of $36,130.83 per month (being $10.00 per square foot of Net Rentable Area of the Leased Premises per year).

     B. Years Two through Five. For years two through five of the lease, Tenant shall pay a Base Rental of $43,537 per month (being $12.00 per square foot of Net Rentable Area of the Leased Premises per year).

     C. Years Six through Ten. For years six through ten of the Lease, Tenant shall pay a Base Rental of $48,979.13 per month (being $13.50 per square foot of Net Rentable Area of the Leased Premises per year).

     D. Renewal Option. The Base Rent for the Option Period shall be adjusted by one hundred percent (100%) of the increase in the Consumer Price Index for All Urban Consumers U.S. City Average (All Items, 1982-1984=100) published by the Bureau of Labor Statistics for the U.S. Department of Labor (herein the "CPI") from January, 2002 to January 1, 2007. Because the CPI is published at a date after the commencement of the Option Period, the adjustment shall be calculated by Landlord as soon as it is available, and the Base Rental adjustment shall be retroactive to the first full month of the Option Period. In the event that Tenant exercises the Option, Tenant shall continue payment of the Base Rental in effect during the last month of the Term of the Lease until notified by Landlord. Upon receipt of such notice, Tenant shall commence payment of the new Base Rental and, in addition, shall pay to Landlord the difference between the new Base Rental and the Base Rental paid during each month of the Option Period prior to receipt of the notice. The calculation of Base Rental for the Option Period shall be done in the following manner:

     Multiply the month Base Rental in effect during year ten by a fraction, the numerator of which is the Index number for January, 2007 (the first month of the Option Period), and the denominator of which is the Index number for January, 2002, as follows:

                                   CPI for January 2007
         $48,979.13  x     CPI for January 2002   = Option Base Rental

         In no event shall the adjusted Base Rental for the Option Period be less than $48,979.13 per month."

     5. RATIFICATION. Except as modified hereby, the terms and conditions of the Lease are hereby ratified and confirmed by Landlord and Tenant.

         Executed to be effective as of October 4, 1996, regardless of when actually signed.

                    LANDLORD:           ORSO PARTNERS, LTD.
                    By:                 ONALAR COMPANY, L.C., General Partner

                    By:                  /s/ Louis M. Alpern
                    Name:                Louis M. Alpern
                    Title:               Manager


                     TENANT:             FARAH U.S.A., INC.

                     By:                 /s/ Timothy B. Page
                     Name:               Timothy B. Page
                     Title:              Executive Vice President
                                         and Chief Operating Officer